[U.S. GLOBAL INVESTORS, INC. LOGO]



January 29, 2002



U.S. Global Accolade Funds
7900 Callaghan Road
San Antonio, Texas 78229

Ladies and Gentlemen:

I hereby consent to the incorporation by reference in Post-Effective Amendment No. 20 (Amendment) to Registration Statement 33-61542 on Form N-1A (Registration Statement) of U.S. Global Accolade Funds (Trust) of my opinion with respect to the legality of the shares of the Trust representing interests in the Bonnel Growth Fund, MegaTrends Fund, and Regent Eastern European Fund, assuming that all of the shares are sold, issued, and paid for in accordance with the terms of the Trust's prospectuses and Statements of Additional Information as contained in this Amendment to the Registration Statement.

I am licensed to practice law in the State of Texas and not in any other jurisdiction. I do not claim special expertise in the laws of any other jurisdiction.

I hereby consent to the use of this opinion as an exhibit to this Amendment. I further consent to the reference to me in the Statements of Additional Information under the heading "Fund Counsel" as found in Part B of the Amendment.

Sincerely,

/s/ Susan B. McGee

Susan B. McGee
General Counsel, Executive Vice President
U.S. GLOBAL ACCOLADE FUNDS

SBM:kle

                                                        7900 Callaghan Road
                                                        ........................
                                                        MAIL ADDRESS:
                                                        P.O. Box 781234
                                                        San Antonio, Texas
                                                        78278-1234
                                                        ........................
                                                        Tel 210-308-1234
                                                        ........................
                                                        1-800-US-FUNDS
                                                        ........................
                                                        Fax 210-308-1223
                                                        ........................
                                                        email shsvc@usfunds.com